Exhibit 10.13

AMENDMENT NO. 9 TO CREDIT AGREEMENT

AMENDMENT NO. 9 TO CREDIT AGREEMENT, dated as of May 1, 2015 (this “Amendment”) to the Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto dated as of January 15, 2013, Amendment No. 2 thereto dated as of May 8, 2013, Amendment No. 3 thereto dated as of September 30, 2013, Amendment No. 4 thereto dated as of November 5, 2013, Amendment No. 5 thereto dated as of December 23, 2013, Amendment No. 6 thereto dated as of June 12, 2014, Amendment No. 7 thereto dated as of June 27, 2014, and Amendment No. 8 thereto dated as of December 19, 2014 (the credit agreement, as so amended and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.                                      Amendments to Section 1.1 (Defined Terms) of the Credit Agreement.  The following terms: “Acquisition Revolving Lenders”, “Acquisition Revolving Loans”, “Reallocated Amount”, “Reallocation Period” and “Reallocation Request” as set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

““Acquisition Revolving Lenders” means, as of any date of determination, Lenders having an Acquisition Revolving Commitment; provided that during any Reallocation Period, each Working Capital Revolving Lender shall also be deemed an Acquisition Revolving Lender with respect to its portion of the Reallocated Amount.”

““Acquisition Revolving Loans” means the Acquisition Revolving Loans made pursuant to Section 2.1 and any Acquisition Revolving Loans made utilizing the Reallocated Amount.  Acquisition Revolving Loan means any one of such Revolving Loans.”

““Reallocated Amount” means, with respect to any Revolving Facility, the amount of the unused Revolving Commitments of such Revolving Facility reallocated to the Revolving Commitments of any other Revolving Facility pursuant to a Reallocation Request; provided, that the total Reallocated Amount shall not exceed the lesser of (a) the unused Revolving Commitments of such Revolving Facility on the date of such request, and (b) $125,000,000 (as such amount may be reduced from time to time in accordance with Section 2.4(a)).”

““Reallocation Period” means a period, not to exceed 180 days, during which a portion of the unused Revolving Commitments of any single Revolving Facility has been reallocated to the Revolving Commitments of any other Revolving Facility pursuant to a Reallocation Request.  There may be no more than three (3) Reallocation Periods per Revolving Facility per fiscal year.”

““Reallocation Request” means a written request from Borrowers’ Agent to reallocate up to $125,000,000 of the unused Revolving Commitments of any single Revolving Facility to the Revolving Commitments of any other Revolving Facility, which request shall provide the amount of the reallocation (not to exceed the Reallocated Amount) and specify the Reallocation Period.”

3.                                      Amendments to Section 1.1 (Defined Terms) of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby further amended by adding into Section 1.1 of the Credit Agreement the below terms as new defined terms in the appropriate alphabetical order:

““Revolving Commitments” means collectively, the Acquisition Revolving Commitment and the Working Capital Revolving Commitment.”

““Revolving Facilities” means collectively, the Acquisition Facility and the Working Capital Revolving Facility.”

4.                                      Amendment to Section 2.1(c) of the Credit Agreement (Commitments).  The first sentence of Section 2.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms and conditions hereof and so long as no Default or Event of Default exists at the time of such request, the Borrowers’ Agent may submit a Reallocation Request to the Administrative Agent three times per Revolving Facility during any fiscal year.”

5.                                      Amendment to Section 2.4(a) of the Credit Agreement (Termination and Reductions of Revolving Commitments; Increase in Total Commitments).  Clause (B) of Section 2.4(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(B) any reduction to any Revolving Commitment shall also reduce the amount specified in clause (b) of the defined term “Reallocated Amount” pro rata based on the applicable percentage reduction of such Revolving Commitment.”

6.                                      Amendment to Section 2.5(c) of the Credit Agreement (Mandatory Prepayments).  The first sentence of Section 2.5(c) of the Credit Agreement is hereby amended by adding the following phrase directly after the phrase “at any time exceeds the Total Acquisition Revolving Commitment”:

“(including upon the conclusion of any Reallocation Period)”.

7.                                      Amendment to Section 7.10(a) of the Credit Agreement (Redemption, Dividends, Equity Issuance, Distributions and Payments).  Clause (i) of Section 7.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) the redemption by Parent of common units of Parent for an amount not to exceed $15,000,000 in the aggregate in any fiscal year or $50,000,000 in the aggregate during the term of this Agreement exclusive of redemptions permitted under clause (ii) of this Section 7.10(a); provided that for the fiscal year ending March 31, 2016, the Parent shall be permitted to redeem the common units of Parent for an amount not to exceed $45,000,000, or”.

8.                                      Representations and Warranties; No Default.  To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are

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true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that in connection with this Amendment and all other documents delivered in connection herewith it (x) has the requisite power and authority to make, deliver and perform the same; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of the same, and (z) has duly executed and delivered the same; and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

9.                                      Conditions to Effectiveness.  This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)                                 Amended Loan Documents.  The Administrative Agent shall have received this Amendment executed and delivered by a duly authorized officer of each Credit Party party hereto and duly executed counterparts to this Amendment from the Lenders constituting the Required Lenders.

(b)                                 Fees and Expenses.  The Borrowers shall have paid to the Administrative Agent for the account of the Lenders the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment.

(c)                                  Proceedings and Documents:  All corporate and other proceedings pertaining directly to this Amendment and all documents and instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.

10.                               Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

11.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

12.                               Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

13.                               Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

14.                               Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

15.                               Lender Acknowledgement.  Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Chief Financial Officer and Treasurer

GUARANTOR:

NGL ENERGY PARTNERS LP

By:	NGL Energy Holdings LLC,
its general partner

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 9 to Credit Agreement

CREDIT PARTIES:

ANDREWS OIL BUYERS, INC.
ANTICLINE DISPOSAL, LLC
BLUE GRAMA LAND CORPORATION
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
GRAND MESA PIPELINE, LLC
HICKSGAS, LLC
HIGH SIERRA CRUDE OIL & MARKETING, LLC
HIGH SIERRA ENERGY, LP (BY High Sierra Energy GP, LLC, its general partner)
HIGH SIERRA ENERGY MARKETING, LLC
HIGH SIERRA ENERGY OPERATING, LLC
NGL CRUDE CANADA HOLDINGS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE PIPELINES, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL LIQUIDS, LLC
NGL-MA, LLC
NGL-MA REAL ESTATE, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL-NE REAL ESTATE, LLC
NGL PROPANE, LLC
NGL SHIPPING AND TRADING, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER SOLUTIONS BAKKEN, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS MID-CONTINENT, LLC
OSTERMAN PROPANE, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE PRODUCT SERVICES LLC
TRANSMONTAIGNE SERVICES LLC
TRANSMONTAIGNE GP L.L.C.

By:	/s/ Atanas H. Atanasov
Name:	Atanas H. Atanasov
Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 9 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Nigel Luke
	Name:	Nigel Luke
	Title:	Vice President

By:	/s/ Deirdra N. Ross
	Name:	Deirdra N. Ross
	Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Shai Bandner
	Name:	Shai Bandner
	Title:	Vice President

By:	/s/ Vanuza Pereira-Bravo
	Name:	Vanuza Pereira-Bravo
	Title:	Assistant Vice President

Signature Page to Amendment No. 9 to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

Signature Page to Amendment No. 9 to Credit Agreement

BNP PARIBAS, as a Lender and Issuing Bank

By:	/s/ Keith Cox
	Name:	Keith Cox
	Title:	Managing Director

By:	/s/ Christine Dirringer
	Name:	Christine Dirringer
	Title:	Managing Director

Signature Page to Amendment No. 9 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Lender

By:
Name:
Title:

Signature Page to Amendment No. 9 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:	/s/ Jessica McGuire
	Name:	Jessica McGuire
	Title:	Assistant Vice President

Signature Page to Amendment No. 9 to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 9 to Credit Agreement

BMO HARRIS BANK N.A,
as a Lender

By:	/s/ Kimberly A. Yates
	Name:	Kimberly A. Yates
	Title:	Director

Signature Page to Amendment No. 9 to Credit Agreement

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
	Name:	Scott G. Axelrod
	Title:	Senior Vice President

Signature Page to Amendment No. 9 to Credit Agreement

ABN AMRO CAPITAL USA LLC,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 9 to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Bank

By:	/s/ Michael Clayborne
	Name:	Michael Clayborne
	Title:	Vice President

Signature Page to Amendment No. 9 to Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

Signature Page to Amendment No. 9 to Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

Signature Page to Amendment No. 9 to Credit Agreement

COMMERCE BANK, N.A.,
as a Lender

By:	/s/ Shannon O’Doherty
	Name:	Shannon O’Doherty
	Title:	President

Signature Page to Amendment No. 9 to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kevin Donaldson
	Name:	Kevin Donaldson
	Title:	Senior Vice President

Signature Page to Amendment No. 9 to Credit Agreement

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

Signature Page to Amendment No. 9 to Credit Agreement

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Robert Trevena
	Name:	Robert Trevena
	Title:	Division Director

By:	/s/ Fiona Smith
	Name:	Fiona Smith
	Title:	Division Director

Signature Page to Amendment No. 9 to Credit Agreement

HSBC BANK USA, NA,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 9 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 9 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jacob L. Osterman
	Name:	Jacob L. Osterman
	Title:	Vice President

Signature Page to Amendment No. 9 to Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Luke Syme
	Name:	Luke Syme
	Title:	Assistant Vice President

Signature Page to Amendment No. 9 to Credit Agreement

SOCIÉTÉ GÉNÉRALE
as a Lender

By:	/s/ Michiel V.M. van der Voort
	Name:	Michiel V.M. van der Voort
	Title:	Managing Director

Signature Page to Amendment No. 9 to Credit Agreement

MIZUHO BANK, LTD.
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 9 to Credit Agreement